UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026 (February 24, 2026)

Cuentas, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

305-537-6832

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value

Warrants, each exercisable for one share of Common Stock

(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Confidential Conditional Satisfaction Agreement with Spectrum Intelligence Communications Agency, LLC

On February 24, 2026, Cuentas, Inc. (the “Company”) entered into a Confidential Conditional Satisfaction Agreement (the “Satisfaction Agreement”) with Spectrum Intelligence Communications Agency, LLC (“Spectrum”) relating to a judgment entered against the Company in the matter styled Spectrum Intelligence Communications Agency, LLC v. Limecom, Inc., Case No. 2018-027150-CA-01, in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida.

Pursuant to the Satisfaction Agreement, Spectrum agreed to accept $650,000 as full satisfaction of the judgment, consisting of (i) $350,000 in cash and (ii) an equity component valued at $300,000. In connection with the equity component, the Company agreed to issue 600,000 shares of its common stock to Spectrum (or its designee), subject to the terms and conditions set forth in the Satisfaction Agreement. The Satisfaction Agreement also provides that the Company will file a registration statement covering the resale of such shares.

The foregoing description of the Satisfaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Satisfaction Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Side Letter with World Mobile Group Ltd.

On March 1, 2026, the Company entered into a Side Letter (the “Side Letter”) with World Mobile Group Ltd. (“WMG”) in connection with and as a side arrangement to the Convertible Note Purchase Agreement and convertible promissory notes previously issued by the Company to WMG.

Pursuant to the Side Letter, for so long as certain conditions remain in effect, including while any WMG Note remains outstanding or while WMG owns at least five percent (5%) of the Company’s outstanding common stock, the Company agreed that certain corporate actions will require the approval of the director(s) appointed by WMG (or, until such appointment, WMG) and Shalom Arik Maimon, including among other matters certain issuances of equity or debt securities (subject to specified exceptions), amendments to the Company’s organizational documents, certain mergers or reorganizations, certain dispositions of material intellectual property, changes to the Company’s principal business, dividends or redemptions, and certain related-party transactions.

The foregoing description of the Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Side Letter, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Securities Purchase Agreement with P.W. Janssen

On February 26, 2026, the Company entered into a Securities Purchase Agreement with P.W. Janssen (“Janssen”), pursuant to which the Company issued and sold to Janssen 714,286 share of the Company’s common stock (the “Shares”), and a five-year warrant to purchase up to 714,286 additional shares of common stock (the “Warrant”) , for aggregate gross proceeds of $300,000 ($0.42 per unit). The exercise price of the Warrant is $0.42 per share, subject to anti-dilution adjustments. The Company granted Janssen piggyback registration rights with respect to the resale of the shares issued and issuable pursuant to the Securities Purchase Agreement.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On February 25, 2026, World Mobile Group Ltd. (“WMG”) converted promissory notes of Cuentas, Inc. (the “Company”) in the principal amount of $260,000 (the “WMG Notes”) into 1,277,018 shares of the Company’s common stock, representing approximately 18.5% of the Company’s outstanding shares of common stock. The issuance of the Shares upon conversion of the WMG Notes was exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Section 3(a)(9) of the Securities Act.

On March 4, 2026, the Company issued and sold to Janssen the Shares and Warrant referred to in Item 1.01 above, for aggregate gross proceeds of $300,000. The exercise price of the Warrant is $0.42 per share, subject to anti-dilution adjustments. The Shares and the Warrant were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder

Also on February 24, 2026, pursuant to the Satisfaction Agreement described in Item 1.01 above, the Company agreed to issue 600,000 shares of the Company’s common stock to Spectrum (or its designated assignee). The issuance of such shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) and/or Rule 506 (b) of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure

On February 25, 2026, the Company issued a press release (the “Press Release”) announcing the conversion of the WMG Notes. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Cuentas under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Confidential Conditional Satisfaction Agreement with Spectrum Intelligence Communications Agency, LLC

10.2	Securities Purchase Agreement with P.W. Janssen

10.3	Side Letter with World Mobile Group Ltd.

99.1	Press Release issued February 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: March 5, 2026	By:	/s/ Shalom Arik Maimon
Shalom Arik Maimon
Chief Executive Officer

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